UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 3, 2008

Memory Pharmaceuticals Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50642	04-3363475
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Philips Parkway, Montvale, New Jersey		07645
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(201) 802 - 7100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 3, 2008, Memory Pharmaceuticals (the "Registrant") received notification from the NASDAQ Listing Qualifications Panel (the "Panel") that the Panel has determined to delist the Company’s securities from The NASDAQ Capital Market. However, on the same day, the Registrant was notified that the NASDAQ Listing and Hearing Review Council (the "Review Council") had called for review the Panel’s December 3, 2008 decision and had determined to stay the Panel’s decision pending further action by the Review Council. As a result, the Registrant’s securities will continue to trade on The NASDAQ Capital Market pending further consideration of this matter by the Review Council. A copy of the press release that includes this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In October 2008, the Panel approved the transfer of the listing of the Registrant’s common stock to The NASDAQ Capital Market, subject to an extension through October 31, 2008 for the Registrant to comply with the continued listing requirements for The NASDAQ Capital Market, specifically, the minimum market capitalization requirement of $35 million or the alternative requirement of $2.5 million in stockholders’ equity. On October 31, 2008, the Registrant was granted a further extension by the Panel, through December 3, 2008, to achieve compliance.

On December 1, 2008, the Registrant requested an extension of the December 3, 2008 deadline to enable it and its merger partner, Roche, to fully pursue the parties’ proposed merger transaction as announced on November 25, 2008. The Panel determined that it could not grant the Registrant’s request, citing a lack of authority under the NASDAQ Marketplace Rules to grant the Registrant an extension beyond December 3, 2008.

The Review Council called the Registrant’s matter for review in order to consider the Panel’s decision. In its notification, the Review Council requested that the Registrant submit any additional information that it wishes the Review Council to consider in its review by December 29, 2008.

There can be no assurance that, subsequent to completion of the Review Council’s review, the Registrant’s securities will continue to be listed on NASDAQ.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release dated December 3, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Memory Pharmaceuticals Corp.

December 4, 2008	By:	/s/ Jzaneen Lalani

Name: Jzaneen Lalani
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 3, 2008